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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 29, 2004

                              MERCHANTS GROUP, INC.

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             (Exact name of registrant as specified in its charter)

                                    Delaware

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                 (State or other jurisdiction of incorporation)

            1-9640                                      16-1280763

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    (Commission File Number)                (I.R.S. Employer Identification No.)

250 Main Street, Buffalo, New York                        14202

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(Address of principal executive offices)                (Zip Code)

 Registrant's telephone number, including area code: (716) 849-3333


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                                TABLE OF CONTENTS



  Item 5.     Other Events.
  Item 12.    Financial Statements and Exhibits.

FORM 8-K
EXHIBIT INDEX
Exhibit 99 News Release



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Item 5.       Other Events.

              On January 29, 2004, Merchants Group, Inc. issued a press release announcing the declaration of a regular quarterly cash dividend on its common stock.


Item 12.      Financial Statements and Exhibits.

              The following exhibits are filed as a part of this report:

                   Exhibit No.                   Description
                       99           Press release dated January 29, 2004.


                                    SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MERCHANTS GROUP, INC.



                                    By: /s/       Kenneth J. Wilson
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                                    Kenneth J. Wilson
                                    Chief Financial Officer
                                    Treasurer


                                    Dated: January 29, 2004







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                                  EXHIBIT INDEX


Exhibit No.

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99            Press release dated January 29, 2004.












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